FTI
                                                            FUNDS
                                                             SEMI-ANNUAL REPORT
                                                                TO SHAREHOLDERS
                                                                   MAY 31, 1997



                                                        FTI SMALL CAPITALIZATION
                                                                     EQUITY FUND

                                                   FTI INTERNATIONAL EQUITY FUND

                                                     FTI INTERNATIONAL BOND FUND

                                                           FTI GLOBAL BOND FUND

EDGEWOOD SERVICES, INC.

Federated Investors Tower
Pittsburgh, PA 15222-3779

Edgewood Services, Inc. is the distributor of the funds and is a subsidiary of Federated Investors.
Cusip 302927108 SCEF
Cusip 302927207 IEF
Cusip 302927306 IBF
Cusip 302927405 GBF
G01710-01 (6/97)

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I'm pleased to present the Semi-Annual Report to Shareholders for the FTI Funds. This report covers activity over the six-month period from December 1, 1996 through May 31, 1997.

First, you'll find a commentary by each Fund's portfolio manager, which covers economic and market conditions and their impact on Fund performance and strategy. After the commentary, there is a complete listing of each Fund's holdings and the financial statements.

The following is a fund-by-fund summary over the reporting period.

FTI SMALL CAPITALIZATION EQUITY FUND

The Fund is managed to pursue a high level of growth through a diversified portfolio of small-company stocks. The Fund's performance was affected by short-term volatility in the small-capitalization market.* In this environment, it achieved a total return of 1.16%** as the share price increased from $12.08 to $12.22 during the six-month reporting period. The Fund's net assets grew to $25.5 million at the end of the reporting period. It's important to note that short-term volatility is to be expected when investing in small cap stocks. While the Fund's performance in the first half was somewhat weak, its long-term record is highly positive. Since the Fund's inception on December 22, 1995 through May 31, 1997, it has achieved an annualized total return of 14.93%.**

FTI INTERNATIONAL EQUITY FUND

The Fund's portfolio of approximately 80 international stocks,*** in response to a favorable international stock market environment, produced a total return of 11.91%** through $0.16 per share in income and a 10% increase in net asset value. Assets were $34.8 million at the end of the reporting period.

FTI INTERNATIONAL BOND FUND

The Fund's bond portfolio is diversified among government and corporate bonds of 9 countries.*** During the reporting period, international bond market returns were negatively affected by a strong U.S. dollar. As a result, the Fund's total return of -4.84%** was consistent with the negative total return of the overall international bond market. Over the reporting period, the Fund paid a total of $0.22 per share in dividends. On May 31, 1997, Fund assets were $7.2 million.

  * Small cap stocks have historically experienced greater volatility than average.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.


FTI GLOBAL BOND FUND
At the end of the reporting period, the Fund was invested in government and corporate bonds of 10 countries,*** including the U.S., to pursue its objective of total return over the long term. As international bond returns were adversely affected by a strong U.S. dollar, the Fund had a negative total return of -2.60%.** During this fiscal period, the Fund paid dividends totaling $0.45, and capital gains totaling $0.04. Fund assets reached $1.4 million on the last day of the reporting period.

Thank you for your pursuing your financial goals through the FTI Funds. We look forward to keeping you up to date on the progress of your investment and providing you with the highest level of service possible.

Sincerely,

LOGO
President
July 15, 1997

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI SMALL CAPITALIZATION EQUITY FUND
PERFORMANCE

The first half of fiscal 1997 beginning December 1, 1996 was a very volatile time for the high growth sector of the small capitalization asset class. In the month of December, the Fund was up in line with the Russell 2000 Index* and the Russell 2000 Growth Index.* Then came January which had the first half of the month going up and the second half moving down with some speed. The turn in the market was around January 21st-22nd and the decline continued through February, March and April. Market sentiment changed dramatically in late April and exploded in May, and the Fund rose strongly, as did the high growth group in the small cap sector in general. The Fund ended the first half of its fiscal year up 1.16%, while the Russell 2000 was up 8.44% and the Russell 2000 Growth Index was up 5.23%. The value sector of the small cap asset class significantly outperformed the growth sector during the reporting period. For the last three months ended May 31, 1997, the Fund's relative performance was stronger than earlier in the first half, as shown below.

            TOTAL RETURN                                                      ANNUAL RETURN
           AS OF 5/31/97            3 MONTHS     6 MONTHS     1 YEAR         SINCE INCEPTION
    ----------------------------   ----------   ----------   --------    -----------------------
    FTI Small Capitalization
      Equity Fund                    6.91%       1.16%**      0.58%              14.93%
    Russell 2000 Index               6.18%        8.44%       5.67%              16.62%
    Russell 2000 Growth Index        5.67%        5.23%       4.61%              10.41%


Inception date is 12/22/95.

 * The Russell 2000 Small Stock Index is an index consisting of approximately 2000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. The Russell 2000 Growth Index is represented by those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. Indices are unmanaged and investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return would have been lower in the absence of temporary expense waivers or reimbursements.


--------------------------------------------------------------------------------

MARKET REVIEW

The volatility and underperformance that has characterized the high growth sector of the small capitalization market off and on for the past eleven months has been unusual in that it occurred during a period when the stocks were generally undervalued. The chart below shows that the Russell 2000 is cheaper than the S&P 500* (as measured by price to earnings ratios) on both 1997 and 1998 projected earnings and has a higher growth rate for both periods. For example, one would pay 14.2x 1998 earnings per share to buy a company that is growing 20.1% per year in the Russell 2000, whereas in the S&P 500 in 1998 you would pay 16.1x 1998 earnings per share for a 13.5% growth rate.
AS OF MAY 1997:

RUSSELL 2000
1997 AND 1998
PROJECTED P/E AND EPS GROWTH

GRAPHIC REPRESENTATION `A1'' OMITTED - SEE APPENDIX.



S&P 500
1997 AND 1998
PROJECTED P/E AND EPS GROWTH

GRAPHIC REPRESENTATION `A2'' OMITTED - SEE APPENDIX.



SOURCE: INSTITUTIONAL BROKERS ESTIMATE SYSTEM

The chart on the next page shows that the P/E ratio of high growth smaller companies generally trades in a range between one times and two times the P/E ratio of the S&P 500. When it is one times the P/E ratio of the S&P 500, it is extremely underpriced and at two times the P/E it is very over-priced. At the end of May 1997, at 1.25 times the S&P 500, we believe the high growth sector was relatively cheap and was likely to continue its market appreciation.

* The S&P 500 is an index consisting of common stocks of industrial, utility, transportation, and financial companies in the United States market. This index is unmanaged, and investments cannot be made in an index.


--------------------------------------------------------------------------------

GRAPHIC REPRESENTATION `A3'' OMITTED - SEE APPENDIX.



The excessive pull-back that occurred in the small capitalization sector during the past year was attributable more to a flight to greater liquidity than any other cause. We believe that in the long run the higher long term growth rates and relatively lower P/E ratios will attract more investors to the small capitalization group than the liquidity issues will deter from the sector.


--------------------------------------------------------------------------------

INVESTMENT OUTLOOK AND STRATEGY

We continue to have a positive long term outlook for the small capitalization asset class. The stocks held by the Fund have been selling at a reasonable discount to their growth rates. We continued to find plenty of companies that offered excellent long term growth potential. We believe that the current demographics will favorably affect the growth of new money invested in this sector through substantial increases in retirement savings, and greater investment diversity in these savings.

Our strategy is to focus primarily on stock selection as the key to performance. We search for underresearched companies with excellent balance sheets, recurring revenues, franchise value, and strong committed managements that are likely to be paid for their performance in the stock of their company. The Fund is invested broadly across all sectors to diversify risk, with mild overweightings in the finance, technology and consumer areas. We believe that the Fund is advantageously positioned to benefit from the positive forces in the U.S. economy in the latter half of 1997.

PORTFOLIO STRUCTURE AS OF 5/31/97

GRAPHIC REPRESENTATION `A4'' OMITTED - SEE APPENDIX.




INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

The FTI International Equity Fund ended May 1997 with a net asset value ("NAV") per share of $12.12 and total assets of $34.8 million. The investment returns for the Fund versus the MSCI EAFE Index* are shown below. The Fund's favorable performance relative to the index was due to the following factors: an overweight position in Latin America, stock selection in selective European markets, an underweight position in Japan and end gains from hedging Japanese yen and core-European currency.

                   TOTAL RETURN                                           ANNUAL RETURN
                   AS OF 5/31/97               6 MONTHS      1 YEAR      SINCE INCEPTION
        -----------------------------------    ---------     -------    -----------------
        FTI INTERNATIONAL EQUITY FUND          11.91%**      15.20%          15.55%
        MSCI EAFE (INCL. NET DIVIDENDS)           4.04%       7.54%           8.61%
        Inception date is 12/22/95.


 * Morgan Stanley Capital International Europe, Australia, and Far East Index is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far Eastern stock markets. This index is unmanaged and investments cannot be made in an index. All returns herein refer to MSCI indices and are in U.S. dollars, unless otherwise noted.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.


--------------------------------------------------------------------------------

MARKET REVIEW

International equities increased 4.0% during the first six months of the Find's fiscal year. Central themes in international markets were a strong dollar and strong performances from European and Latin American markets. There was a minimal interest in Japanese equities until the end of April when investors started to anticipate a pick-up in Japanese economic growth, thereby supporting the Japanese equity market and sharply reversing the strength in the dollar versus the yen.

EUROPEAN EQUITIES continued to shine this fiscal year, increasing 19.9% in local currency, though the previously mentioned dollar strength led to smaller gains in dollar terms (+10.9%). With fiscal policy remaining tight to comply with Maastricht-treaty European Monetary Union ("EMU") constraints, competitively priced exports were relied upon to spur economic growth. Elections in the U.K. (+11.5%) and France (+1.8%) were the significant political events this year, with the market receiving the Labour Party's U.K. victory much better than the recent Socialist win in France (illustrating investors' dislike of surprises, as was the case in France). Switzerland (+19.0%) and Germany (+12.2%) performed well, as investors focused on exporters, companies undergoing U.S. style restructuring, and traditional growth sectors such as drugs and service companies.

JAPANESE EQUITIES were, on the other hand, quite a different story. An anticipated economic slowdown and weakness in the banking sector contributed to market weakness through the middle of April. In this environment, and with further dollar strength versus the yen, the "Nifty-30" stocks, dominated by technology and exporters, were strong performers.

Towards the end of April, a sudden shift took place, as investors took the view that the fiscal tightening which went into effect on April 1, 1997 would have a less negative impact on consumer spending, and subsequently, overall economic growth. Rumors of imminent discount rate hikes and talk from Mr. Sakakibara ("Mr. Yen," because of his frequent comments on the currency) that the yen was undervalued given the stage of Japan's economic cycle, led a sharp reversal in the yen/dollar rate from a yen low of 127 to 115 (hitting 112 yen/$ at the high). With expectations of stronger economic growth, the local index rallied 17.2% (in local currency) from its April low, with the "Nifty-30" stocks taking a back seat to more domestic-oriented sectors. At this point, we still favor technology and export stocks due to their higher earnings growth visibility and lower P/E multiples (paradoxically, in Japan, high growth, internationally competitive companies tend to have lower multiples, more in-line with their competitors).

There was a marked contrast between Latin American and Asia Pacific equity markets. LATIN AMERICAN EQUITIES (+33.5%) performed well across the board with investors encouraged by economic growth, declining inflation trends, and continued attempts by governments to deregulate their state dominated economies. Brazil (+47.2%) was the strongest performer, with portfolio holdings Telebras and Cemig representing prime examples of state companies benefiting from deregulation and privatization.


--------------------------------------------------------------------------------

It was much more difficult to make money in ASIA PACIFIC EQUITIES, which declined 0.4% over the reporting period. Though starting the year poorly, Hong Kong caught fire in recent months as worries of excessive U.S. interest rate hikes receded. The latest rally in Hong Kong shares has been primarily fueled by a strong residential property market and significant money flows coming into the territory from China. As investors became more comfortable with Hong Kong post the July 1, 1997 handover to China, demand increased for "Red Chip" stocks (mainland China oriented companies traded in Hong Kong). Long term prospects look strong, however, any anti-speculation moves by the new government could take some of the froth out of a temporarily overheating market. Other markets in the region have had to deal with country specific problems: Thailand-weak growth and high interest rates to support the currency; Malaysia-slowing growth and property restrictions and Korea-weak exports, bankruptcies, and governmental scandals.

INVESTMENT OUTLOOK AND STRATEGY

The portfolio is currently positioned to take advantage of the attractive valuations and growth prospects in Latin America. We are effectively funding those investments from an underweighted position in Japanese equities. After some very strong moves, we are relatively neutral towards U.K. and European equity markets. Export growth in Europe has so far been unable to ignite the domestic economies, thus leaving many valuations stretched versus their growth potential. Since March, we have gradually been building up the Fund's exposure to Japanese equities, and though valuations are generally unattractive, our recent company research visits in Japan revealed a few interesting opportunities for the portfolio. Asia Pacific remains a region that is very country specific with regard to political and economic outlook. We intend to continue to focus on Hong Kong equities, investing selectively in Singapore, Malaysia, and Korea.


FTI INTERNATIONAL EQUITY FUND--MAY 31, 1997
--------------------------------------------------------------------------------

                              REGIONAL ALLOCATION

GRAPHIC REPRESENTATION `A5'' OMITTED - SEE APPENDIX.


     MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)

GRAPHIC REPRESENTATION `A6'' OMITTED - SEE APPENDIX.



                               SECTOR ALLOCATION

GRAPHIC REPRESENTATION `A7'' OMITTED - SEE APPENDIX.



GRAPHIC REPRESENTATION `A8'' OMITTED - SEE APPENDIX.




INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI INTERNATIONAL BOND FUND
FTI GLOBAL BOND FUND

PERFORMANCE

The FTI International Bond Fund and FTI Global Bond Fund ended May 1997 with NAV's per share of $9.50 and $9.67, respectively. The total returns for the Funds versus the Salomon World Bond Indices* are shown below. While foreign markets produced superior returns to the U.S. in local currency terms, the soaring U.S. dollar was responsible for turning modest gains into sizeable losses. For the six months ended May 31, 1997, the FTI International Bond Fund and the FTI Global Bond Fund underperformed their benchmarks by 0.44% and 0.10%, respectively. This was due to the fact that the Fund's expenses more than offset the effect of two factors: 1) overweighted positions in U.K. and Australian bond markets; and 2) the hedging of a portion of the portfolio's currency exposure into dollars, which given the weakness in foreign currencies, produced gains for the Funds.

            TOTAL RETURN                                                ANNUAL RETURN
              AS OF 5/31/97                   6 MONTHS     1 YEAR      SINCE INCEPTION
            ------------------------------   ----------   --------    -----------------
            FTI INTERNATIONAL BOND FUND      (4.84%)**     0.22%           (0.89%)
            SALOMON BROTHERS NON-U.S.
              DOLLAR WORLD GOVERNMENT BOND
              INDEX                           (4.40%)      1.20%           (0.50%)
            Inception date is 12/22/95.

                                                          1             ANNUAL RETURN
                                              6 MONTHS    YEAR ---     SINCE INCEPTION
                                             ----------               -----------------
            FTI GLOBAL BOND FUND             (2.60%)**     3.95%            1.58%
            SALOMON BROTHERS WORLD
              GOVERNMENT BOND INDEX           (2.50%)      3.30%            0.70%
            Inception date is 12/22/95.


 * Salomon Brothers Non-U.S. Dollar World Government Bond Index. The indices of nonbase currency sectors exclude respective base currency bond markets from the calculation and, in turn, are stated in terms of the base currency. The index includes the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States (collectively, the "WBGI Countries"). Therefore, the Non-U.S. Dollar World Government Bond Index includes all WGBI Countries, except the United States, and is stated in U.S. dollar terms. Salomon Brothers World Government Bond Index is a market capitalization-weighted index consisting of government bond markets of the WGBI Countries. Indices are unmanaged and investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.


--------------------------------------------------------------------------------

MARKET REVIEW

The predominant themes in the global fixed income markets over the past six months have been the continued benign inflation backdrop, which has allowed Central banks to tolerate periods of above trend growth without "taking the punch bowl away," the march (at times unsteady) towards European Monetary Union ("EMU"), and the playing out of the endgame of the cyclical appreciation of the dollar.
It is remarkable that, in the seventh year of expansion, the U.S. economy has yet to generate much in the way of inflationary pressures, and indeed recent data show inflation to have fallen to 2.5%, a new low for this cycle. This is especially remarkable given record levels of stock prices and consumer confidence, and low levels of unemployment. The absence of inflation has led many to declare a new era of stable and permanently low inflation, as new technologies, global competition and job insecurity have combined to stimulate growth without inflation. While the reality of low inflation causes us to believe in some kind of "paradigm shift," these factors, if they persist, would affect long term rates of growth and inflation. In other words, the business cycle is not dead, but rather its nature continues to change. It is the business cycle, the ebb and flow of consumer demand and investment, which should continue to dominate growth and inflation in the short-to-medium term.

The longer inflation has remained under control, the more converts to "new-paradigm thinking" there have been. The real test for this theory is likely to come over the next eighteen months which are likely to see the fastest rates of global growth in a decade. Until recently, subdued global growth acted as a shock absorber for above trend U.S. growth, but as global economic activity revives in response to record low short term interest rates, the shock absorber will disappear. Bond markets have apparently accepted this thinking, and have happily absorbed the plentifully available liquidity.

The dollar has been in a cyclical upswing for almost two years, largely a function of differential in growth and interest rates with its trading partners. With other economies at much earlier phases of the economic cycle than the U.S., rates of U.S. growth (and eventually interest rates) may begin to favor foreign currencies. The recent deterioration of the U.S. trade balance is a further indication that further dollar gains could be difficult to achieve. From a peak of 127 yen, the dollar has fallen by more than 10% in less than two months, but has been relatively stable against the Mark as EMU concerns have reduced the attractiveness of European currencies. We have increased yen weightings from low levels at the beginning of the year, and have reduced dollar exposures somewhat.

In Europe, the key "core" countries, France and Germany, governments are surprisingly discovering that meeting the Maastricht criteria for EMU qualification is proving much more difficult than expected, as anemic domestic demand has put upward pressure on fiscal deficits. In Germany, the finance minister attempted a transfer to the government budget of the profit from the revaluation of Central Bank gold reserves, before being forced into a humiliating climbdown. In France, President Chirac called a snap election, which led to a defeat of the right wing government at the hands of a Socialist/Communist coalition. The new government seems unlikely to take "real" action to bring the deficit back in line with the Maastricht targets, but may be inclined to use "smoke-and-mirrors" or else accept a deficit close to target rather than one at or below target. These events increase the likelihood both of a delay in the project or of a more broad-based


--------------------------------------------------------------------------------

EMU than originally envisaged by the "core" countries. Apart from some short term volatility, there has been a remarkably muted reaction by markets to date. The U.K. market has been the star performer within Europe, as the incoming Labour administration took the unexpected step of granting the Bank of England independence in setting interest rates leading to a sizable rally in bond prices (4.5% in one day).

INVESTMENT OUTLOOK AND STRATEGY

Over the coming months, the fate of EMU should be closer to a resolution. With the risk premium between German and other European markets almost eliminated on long term bonds (with the notable exception of the U.K.), we have increased German bond weightings at the expense of other European positions. Outside Germany, exposures are in longer term U.K. issues, where credible monetary policy and fiscally conservative policies should lead to strong performance, and which should continue to be a safe haven during times of EMU turbulence, and also in shorter term Italian bonds, where favorable inflation data and weak growth should pave the way for interest rate cuts. Within the dollar block, the Australian and New Zealand markets are attractive where real yields are high, and growth is anemic, while the U.S. market looks vulnerable to any data that may lead the Federal Reserve Board to raise rates before year end. Accordingly, we remain underweighted in our duration exposure. The revival in Japanese growth has caused us to increase yen exposures, which we intend to continue to increase at the expense of the dollar and European currency exposures.

GRAPHIC REPRESENTATION `A9'' OMITTED - SEE APPENDIX.



GRAPHIC REPRESENTATION `A10'' OMITTED - SEE APPENDIX.




FTI SMALL CAPITALIZATION EQUITY FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                         VALUE
   ------------------------------------------------------
             COMMON STOCKS--96.7%
             AEROSPACE & DEFENSE--1.2%
     10,000  AAR Corp.                        $   310,000
                                              -----------
             AUCTION HOUSE--0.7%
     12,000  Sothebys Holdings, Inc., Class
               A                                  186,000
                                              -----------
             BANKING--1.6%
     18,000  Security Bank Holding Co.            212,625
      6,500  Texas Regional Bancshares,
               Inc., Class A                      203,125
                                              -----------
             Total                                415,750
                                              -----------
             BROADCASTING--0.6%
     24,000  (a)Medialink Worldwide, Inc.         156,000
                                              -----------
             BUILDING PRODUCTS--1.0%
     30,000  (a)Morgan Products, Ltd.             266,250
                                              -----------
             COMMERCIAL SERVICES--9.6%
      6,500  (a)Caribiner International,
               Inc.                               420,875
      7,400  (a)Cohr, Inc.                        119,325
      9,000  (a)Consolidated Graphics, Inc.       307,125
     20,600  (a)Core, Inc.                        167,375
      5,000  G & K Services, Inc., Class A        163,750
     10,000  (a)On Assignment, Inc.               381,250
     10,500  Paychex, Inc.                        385,875
     16,000  (a)Prepaid Legal Services, Inc.      323,000
      3,000  (a)Quintiles Transnational
               Corp.                              187,500
                                              -----------
             Total                              2,456,075
                                              -----------
             COMPUTER SERVICES--5.4%
      8,800  (a)BDM International, Inc.           228,800
     11,000  (a)Bisys Group, Inc.                 419,375
      8,000  (a)DST Systems, Inc.                 246,000
     12,000  Jack Henry & Associates, Inc.        268,500
      8,300  (a)Sykes Enterprises, Inc.           206,463
                                              -----------
             Total                              1,369,138
                                              -----------
             COMPUTER SOFTWARE--10.4%
     10,500  (a)Aspen Technologies, Inc.          401,625
      5,000  (a)CBT Group PLC, ADR                272,500
     30,500  (a)Crystal Systems Solutions         724,375
      8,000  (a)HNC Software                      264,000
     33,100  (a)ISG International Software
               Group Ltd.                         397,200
     30,000  (a)OrCAD, Inc.                       270,000
      3,000  (a)Peoplesoft, Inc.                  155,250
     15,000  (a)UOL Publishing, Inc.              172,500
                                              -----------
             Total                              2,657,450
                                              -----------

  SHARES                                         VALUE
   ------------------------------------------------------
             COMMON STOCKS (continued)
             COMPUTERS--1.8%
      5,000  (a)Electronics for Imaging,
               Inc.                           $   199,375
      6,000  (a)Transaction Systems
               Architects, Inc., Class A          252,000
                                              -----------
             Total                                451,375
                                              -----------
             CONSULTING SERVICES--3.2%
      5,000  (a)Cambridge Technology
               Partners, Inc.                     152,500
      9,000  (a)META Group, Inc.                  204,750
     10,700  (a)Metzler Group, Inc.               251,450
      8,800  (a)Whitmann-Hart, Inc.               228,800
                                              -----------
             Total                                837,500
                                              -----------
             EDUCATION--2.5%
      6,200  Strayer Education, Inc.              203,050
     16,000  (a)DeVRY, Inc.                       442,000
                                              -----------
             Total                                645,050
                                              -----------
             ELECTRONIC SOFTWARE
               COMPONENTS--0.4%
      9,000  (a)Macrovision Corp.                 113,625
                                              -----------
             ENVIRONMENTAL CONTROL--1.9%
     11,000  (a)Tetra Tech, Inc.                  220,000
      8,100  (a)U.S. Filter Corp.                 255,150
                                              -----------
             Total                                475,150
                                              -----------
             FINANCIAL SERVICES--9.5%
     14,800  (a)AmeriTrade Holding Corp.,
               Class A                            207,200
     20,000  (a)Americredit Corp.                 375,000
      6,300  Charter One Financial, Inc.          295,312
     21,000  Dime Community Bancorp, Inc.         364,875
      4,300  (a)Nationwide Financial
               Services, Inc., Class A            120,938
     15,000  (a)Ocwen Asset Investment Corp.      271,875
      6,000  Penncorp Financial Group, Inc.       204,750
      6,000  TCF Financial Corp.                  255,000
     20,500  (a)Ugly Duckling Corp.               338,250
                                              -----------
             Total                              2,433,200
                                              -----------
             FOOD & BEVERAGE--1.2%
     10,000  (a)Suiza Foods Corp.                 298,750
                                              -----------
             FUNERAL SERVICES--1.1%
     12,000  (a)Equity Corporation
               International                      288,000
                                              -----------



FTI SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                         VALUE
   ------------------------------------------------------
             COMMON STOCKS (continued)
             HEALTHCARE--6.9%
      6,000  (a)AmeriSource Health Corp.,
               Class A                        $   255,750
     16,000  (a)Covance, Inc.                     298,000
      9,800  (a)Curative Technologies, Inc.       272,563
     34,400  (a)Gentle Dental Service Corp.       167,700
     42,400  Matritech, Inc.                      307,400
     14,000  (a)Neoprobe Corp.                    211,750
      6,000  (a)Pediatrix Medical Group           238,500
                                              -----------
             Total                              1,751,663
                                              -----------
             INSURANCE--6.3%
     15,000  AmVestors Financial Corp.            264,375
      4,400  Berkley, W. R. Corp.                 228,250
      7,500  Executive Risk, Inc.                 390,938
      2,500  (a)Markel Corp.                      310,000
      4,000  SunAmerica, Inc.                     189,000
      2,400  Transatlantic Holdings, Inc.         215,100
                                              -----------
             Total                              1,597,663
                                              -----------
             MANUFACTURING--10.3%
      6,400  (a)ASM Lithography Holding NV,
               ADR                                334,400
     12,000  (a)Altron, Inc.                      199,500
      3,010  (a)Berg Electronics Corp.            104,597
      5,500  Borg-Warner Automotive, Inc.         268,125
     15,000  (a)Burr Brown Corp.                  470,625
      4,000  (a)Coherent, Inc.                    175,000
      7,700  (a)Electro Scientific
               Industries, Inc.                   292,600
     14,000  (a)In Focus Systems, Inc.            364,000
     15,000  (a)Larson Davis, Inc.                129,375
     18,000  TB Wood's Corp.                      281,250
                                              -----------
             Total                              2,619,472
                                              -----------
             MEDICAL SUPPLIES--2.2%
     15,400  (a)American Oncology Resources,
               Inc.                               217,525
      6,900  (a)Lincare Holdings, Inc.            269,100
      3,000  (a)Sola International, Inc.           85,875
                                              -----------
             Total                                572,500
                                              -----------
             OIL--3.4%
      5,000  (a)BJ Services Co.                   276,250
     17,000  (a)Transmontaigne Oil Co.            293,250
      2,000  Transocean Offshore, Inc.            138,000

  SHARES                                         VALUE
   ------------------------------------------------------
             COMMON STOCKS (continued)
             OIL (continued)
      4,500  (a)Trico Marine Services, Inc.   $   168,750
                                              -----------
             Total                                876,250
                                              -----------
             PHARMACEUTICALS--2.8%
    100,000  (a)Boston Life Sciences, Inc.         56,250
      7,500  (a)Incyte Pharmaceuticals, Inc.      491,250
      9,500  (a)Interneuron Pharmaceuticals       154,375
                                              -----------
             Total                                701,875
                                              -----------
             REAL ESTATE--2.5%
     14,500  (a)Cornerstone Properties, Inc.      219,312
     15,100  (a)Grubb & Ellis Co.                 147,225
     12,000  Patriot American Hospitality,
               Inc.                               259,500
                                              -----------
             Total                                626,037
                                              -----------
             RECREATION--2.0%
     18,000  (a)Family Golf Centers, Inc.         501,750
                                              -----------
             RETAIL--2.0%
     15,400  (a)Amazon.com, Inc.                  277,200
      5,000  Tiffany & Co.                        231,875
                                              -----------
             Total                                509,075
                                              -----------
             SECURITIES--1.3%
      6,000  Jefferies Group, Inc.                323,250
                                              -----------
             TELECOMMUNICATIONS--0.9%
     29,000  (a)Metro One Telecommunications      224,750
                                              -----------
             TRANSPORTATION--4.0%
     10,000  Caliber System, Inc.                 320,000
     10,000  (a)Genesee & Wyoming, Inc.,
               Class A                            265,000
     10,000  (a)Heartland Express, Inc.           217,500
      6,000  (a)Wisconsin Central
               Transportation Corp.               216,750
                                              -----------
             Total                              1,019,250
                                              -----------
             TOTAL COMMON STOCKS (identified
               cost $22,145,528)               24,682,848
                                              -----------
             (B)REPURCHASE AGREEMENT--5.0%
$ 1,287,000  J.P. Morgan & Co., Inc., 4.50%,
               dated 5/30/1997, due 6/2/1997
               (at amortized cost)              1,287,000
                                              -----------
             TOTAL INVESTMENTS (identified
               cost $23,432,528)(c)           $25,969,848
                                               ==========



(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $23,432,528. The net unrealized appreciation of investments on a federal tax basis amounts to $2,537,320 which is comprised of $3,664,225 appreciation and $1,126,905 depreciation at May 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($25,515,354) at May 31, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt

PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                         VALUE
   ------------------------------------------------------
             COMMON STOCKS--88.0%
             ARGENTINA--3.3%
     65,500  Banco de Galicia y Buenos Aires
               S.A. de C.V., Class B          $   432,516
      7,700  (a)Disco S.A., ADR                   259,875
      8,300  (a)Telecom Argentina S.A., ADR       443,013
                                              -----------
             TOTAL ARGENTINA                    1,135,404
                                              -----------
             AUSTRALIA--0.2%
     13,900  Westpac Banking Corp., Sydney         75,487
                                              -----------
             BRAZIL--5.1%
      9,600  (a)Companhia Energetica de
               Minas Gerais, ADR                  435,445
     13,200  Companhia Siderurgica Nacional,
               ADR                                434,885
      5,300  Telecomunicacoes Brasileiras,
               S.A., ADR                          728,088
      4,700  (a)Unibanco Uniao de Bancos
               Brasileiros, S.A., ADR             162,150
                                              -----------
             TOTAL BRAZIL                       1,760,568
                                              -----------
             DENMARK--1.1%
     12,000  ISS International Service,
               Class B                            398,200
                                              -----------
             FINLAND--2.1%
      6,600  KCI Konecranes                       249,937
     16,500  Metra OY, Class B                    467,831
                                              -----------
             TOTAL FINLAND                        717,768
                                              -----------
             FRANCE--5.7%
      6,200  AXA                                  370,952
      8,400  Lagardere S.C.A.                     246,999
      6,000  (a)SGS-Thomson Microelectronics
               N.V.                               487,514
     14,100  Scor S.A.                            568,923
      3,327  Total S.A.-B                         304,204
                                              -----------
             TOTAL FRANCE                       1,978,592
                                              -----------
             GERMANY-4.1%
      1,900  Adidas AG                            199,549
     36,900  Deutsche Lufthansa AG                587,472
      2,400  Siemens AG                           135,271
      8,700  Veba AG                              491,732
                                              -----------
             TOTAL GERMANY                      1,414,024
                                              -----------
             HONG KONG--3.2%
      4,400  (a)Asia Satellite
               Telecommunications Holdings
               Ltd., ADR                          121,550
     11,272  HSBC Holdings PLC                    341,862

  SHARES                                         VALUE
   ------------------------------------------------------
             COMMON STOCKS (continued)
             HONG KONG (continued)
    221,651  Mandarin Oriental International
               Ltd.                           $   250,466
    131,000  (a)New World Infrastructure          408,292
                                              -----------
             TOTAL HONG KONG                    1,122,170
                                              -----------
             INDONESIA--0.7%
      7,700  (a)PT TeleKom, Class CS, ADR         256,025
                                              -----------
             IRELAND--2.8%
     57,458  Bank of Ireland                      623,162
      7,900  (a)Elan Corp. PLC, ADR               321,925
      1,700  (a)Ryanair Holdings PLC, ADR          42,288
                                              -----------
             TOTAL IRELAND                        987,375
                                              -----------
             ITALY--3.1%
     64,100  Banca Pop Di Milano                  344,247
     75,500  Fiat SPA                             247,515
    160,600  (a)Telecom Italia Mobile             471,057
                                              -----------
             TOTAL ITALY                        1,062,819
                                              -----------
             JAPAN--15.9%
     33,000  Aiwa Co. Ltd.                        612,108
     31,000  Canon, Inc.                          785,316
      6,400  Circle K Japan Co. Ltd.              341,297
      1,210  Keyence Corp.                        174,564
     32,000  (a)Matsushita Electric
               Industrial Co.                     601,803
     95,000  Mitsubishi Heavy Industries
               Ltd.                               683,641
     12,000  Murata Manufacturing Co. Ltd.        475,054
      6,000  Rohm Co                              623,444
      8,000  Sony Corp.                           673,937
     33,000  (a)Sumitomo Trust & Banking          291,885
     15,000  Yamatake-Honeywell                   282,095
                                              -----------
             TOTAL JAPAN                        5,545,144
                                              -----------
             KOREA--0.9%
     34,106  (a)SK Telecom Co. Ltd., ADR          315,481
                                              -----------
             MALAYSIA--2.1%
     23,000  Malayan Banking Berhad               242,568
     58,000  Perusahaan Otomobil Nasional
               BHD                                302,384
     24,000  United Engineers Ltd.                193,895
                                              -----------
             TOTAL MALAYSIA                       738,847
                                              -----------
             MEXICO--4.4%
     41,300  Apasco S.A. de CV                    269,972
     12,600  Coca-Cola Femsa S.A., ADR            508,725
    170,000  (a)Grupo Financiero Banamex
               Accivel, Class B                   367,986
     13,600  PanAmerican Beverage, Class A        394,400
                                              -----------
             TOTAL MEXICO                       1,541,083
                                              -----------


FTI INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                         VALUE
   ------------------------------------------------------
             COMMON STOCKS (continued)
             NETHERLANDS--6.3%
      5,535  Ahold N.V.                       $   420,055
      3,600  Akzo Nobel N.V.                      478,814
     13,197  (a)ING Groep, N.V.                   582,796
      2,630  Nutricia Verenigde Bedrijven
               N.V.                               409,582
      6,600  PolyGram N.V.                        311,033
                                              -----------
             TOTAL NETHERLANDS                  2,202,280
                                              -----------
             NEW ZEALAND--0.3%
      5,600  (a)Tranz Rail Holdings Ltd.,
               ADR                                 97,300
                                              -----------
             PORTUGAL--1.3%
     11,900  Portugal Telecom S.A., ADR           458,150
                                              -----------
             SINGAPORE--0.6%
     30,000  Overseas Union Bank Ltd.             205,551
                                              -----------
             SPAIN--4.2%
      5,800  Banco Santander                      494,701
     29,000  Iberdrola S.A.                       356,081
      8,800  Repsol S.A.                          368,290
      9,300  Vallehermosa S.A.                    234,816
                                              -----------
             TOTAL SPAIN                        1,453,888
                                              -----------
             SWEDEN--0.9%
     16,000  Sparbanken Sverige                   313,758
                                              -----------
             SWITZERLAND--4.4%
        770  Clariant AG                          489,269
        416  Novartis AG                          563,909
         28  (a)Roche Holding AG                  248,687
     16,700  (a)TAG Heuer International
               S.A., ADR                          237,975
                                              -----------
             TOTAL SWITZERLAND                  1,539,840
                                              -----------

  SHARES                                         VALUE
   ------------------------------------------------------
             COMMON STOCKS (continued)
             UNITED KINGDOM--15.3%
     36,000  Argos PLC                        $   361,001
     22,484  British Aerospace                    457,183
     39,656  (a)British Petroleum Co. PLC         473,563
     45,000  Compass Group                        502,045
     27,231  Electrocomponents PLC                177,739
     48,000  Hays PLC                             439,719
     78,520  Lloyds TSB Group PLC                 789,631
     33,000  Reed International PLC               324,440
    152,000  Rentokil Initial PLC                 586,815
     26,000  Reuters Holdings PLC                 291,772
     28,237  Siebe PLC                            444,365
     27,061  Smithkline Beecham Corp.             465,256
                                              -----------
             TOTAL UNITED KINGDOM               5,313,529
                                              -----------
             TOTAL COMMON STOCKS (identified
               cost $27,286,935)               30,633,283
                                              -----------
             PREFERRED STOCKS--1.1%
             GERMANY--1.1%
      1,800  Fresenius AG (identified cost
               $363,791)                          398,104
                                              -----------
             CORPORATE BONDS--0.8%
             UNITED KINGDOM--0.8%
     59,000  British Airways Capital, Conv.
               Bond, 9.75%, 6/15/2005
               (identified cost $233,705)         290,039
                                              -----------
             (B)REPURCHASE AGREEMENT--10.4%
$ 3,629,000  J.P. Morgan & Co., Inc., 4.50%,
               dated 5/30/1997, due 6/2/1997
               (at amortized cost)              3,629,000
                                              -----------
             TOTAL INVESTMENTS (identified
               cost $31,513,431)(c)           $34,950,426
                                               ==========


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $31,513,431. The net unrealized appreciation of investments on a federal tax basis amounts to $3,436,995 which is comprised of $3,970,587 appreciation and $533,592 depreciation at May 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($34,817,455) at May 31, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt

PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)


FTI INTERNATIONAL BOND FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

  FOREIGN
 CURRENCY
PAR AMOUNT
    OR                                          VALUE
 PRINCIPAL                                     IN U.S.
  AMOUNT                                       DOLLARS
  ------------------------------------------------------
             CORPORATE BONDS--6.7%
             GERMANY--3.5%
             FINANCE--3.5%
180,000,000  (a)Bayerische Landesbank
               Girozentrale, Unsub., 7.50%,
               2/11/1999                     $   107,705
20,600,000   (b)Deutsche Siedlungs LB,
               Deb., 8.75%, 10/14/1998           148,343
                                             -----------
             TOTAL GERMANY                       256,048
                                             -----------
             JAPAN--1.2%
             FINANCE--1.2%
10,000,000   Export-Import Bank Japan,
               Foreign Gov't. Guarantee,
               2.875%, 7/28/2005                  87,591
                                             -----------
             SWEDEN--2.0%
             FINANCE--2.0%
 1,000,000   Statens Bostads,
               10.25%, 5/5/2000                  143,788
                                             -----------
             TOTAL CORPORATE BONDS
               (identified cost $528,431)        487,427
                                             -----------
             GOVERNMENT AGENCIES--58.0%
             AUSTRALIA--5.9%
   194,000   Australian Government, 10.00%,
               10/15/2002                        168,101
    68,000   Australian Government, 10.00%,
               2/15/2006                          60,209
   115,000   (c) Treasury Corp. of
               Victoria, Local Gov't.
               Guarantee, 8.75%,
               7/9/2003                          198,706
                                             -----------
             TOTAL AUSTRALIA                     427,016
                                             -----------
             CANADA--2.2%
   100,000   (d) Ontario, Province of, Sr.
               Unsub. Deb., 6.875%,
               9/15/2000                         161,132
                                             -----------
             DENMARK--1.9%
   820,000   Kingdom of Denmark, 8.00%,
               3/15/2006                         139,138
                                             -----------
             GERMANY--18.2%
   100,000   Bundesschatzanweisungen,
               3.50%, 12/18/1998                  58,499
   240,000   Deutsche Bundespost, (German
               Post Office), 7.50%,
               12/2/2002                         155,815

  FOREIGN
 CURRENCY
PAR AMOUNT
    OR                                          VALUE
 PRINCIPAL                                     IN U.S.
  AMOUNT                                       DOLLARS
  ------------------------------------------------------
             GOVERNMENT AGENCIES
               (continued)
             GERMANY (continued)
   290,000   Germany (Fed Republic),
               5.875%, 5/15/2000             $   177,791
 1,035,000   Germany (Fed Republic), 6.00%,
               1/5/2006                          612,364
   100,000   Germany (Fed Republic), 8.00%,
               7/22/2002                          66,438
   130,000   Germany Unity Fund, 8.00%,
               1/21/2002                          85,929
   240,000   Treuhandanstalt, 7.125%,
               1/29/2003                         153,667
                                             -----------
             TOTAL GERMANY                     1,310,503
                                             -----------
             ITALY--11.1%
1,300,000,000 Buoni Poliennali Del Tes,
               (Italian Government), Deb.,
               10.50%, 7/15/1998                 795,904
                                             -----------
             JAPAN--4.5%
15,000,000   Japan-186, 3.20%, 3/20/2006         134,388
20,000,000   World Bank, Unsub., 4.50%,
               6/20/2000                         186,668
                                             -----------
             TOTAL JAPAN                         321,056
                                             -----------
             NEW ZEALAND--4.8%
   458,000   New Zealand, (Government),
               10.00%, 3/15/2002                 348,990
                                             -----------
             UNITED KINGDOM--5.5%
   115,000   (e) European Investment Bank,
               Sr. Unsub. Deb., 8.00%,
               6/10/2003                         193,109
    16,000   United Kingdom Treasury,
               8.00%, 12/7/2015                   28,071
    10,000   United Kingdom Treasury,
               7.00%, 11/6/2001                   16,323
    94,000   United Kingdom Treasury,
               7.50%, 12/7/2006                  156,606
                                             -----------
             TOTAL UNITED KINGDOM                394,109
                                             -----------
             UNITED STATES--3.9%
   470,000   (f) Tennessee Valley
               Authority, Bond, 6.375%,
               9/18/2006                         281,324
                                             -----------
             TOTAL GOVERNMENT AGENCIES
               (identified cost $4,290,913)    4,179,172
                                             -----------



FTI INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

                                                VALUE
                                               IN U.S.
 PRINCIPAL                                     DOLLARS
  AMOUNT
  ------------------------------------------------------
             (G) REPURCHASE AGREEMENT--36.5%
$2,629,000   J.P. Morgan & Co., Inc.,
               4.50%, dated 5/30/1997, due
               6/2/1997 (at amortized cost)  $ 2,629,000
                                             -----------
             TOTAL INVESTMENTS (identified
               cost $7,448,344)(h)           $ 7,295,599
                                              ==========


(a) Denominated in Italian Lira.

(b) Denominated in Spanish Peseta.

(c) Denominated in British Pounds.

(d) Denominated in U.S. Dollars.

(e) Supranational Issuer.

(f) Denominated in German Marks.

(g) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(h) The cost of investments for federal tax purposes amounts to $7,448,344. The net unrealized depreciation of investments on a federal tax basis amounts to $152,745 which is comprised of $40,332 appreciation and $193,077 depreciation at May 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($7,208,864) at May 31, 1997.

(See Notes which are an integral part of the Financial Statements)


FTI GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

   FOREIGN
  CURRENCY
 PAR AMOUNT                                        VALUE
OR PRINCIPAL                                      IN U.S.
   AMOUNT                                         DOLLARS
     ------------------------------------------------------
               CORPORATE BONDS--3.8%
               GERMANY--1.7%
               FINANCE--1.7%
  40,000,000   (a)Bayerische Landesbank
                 Girozentrale, Unsub., 7.50%,
                 2/11/1999                       $   23,934
                                                 ----------
               SWEDEN--2.1%
               FINANCE--2.1%
     200,000   Statens Bostads, Bond, 10.25%,
                 5/5/2000                            28,758
                                                 ----------
               TOTAL CORPORATE BONDS
                 (identified cost $58,967)           52,692
                                                 ----------
               GOVERNMENT AGENCIES--81.0%
               AUSTRALIA--4.1%
      25,000   Australian Government, Bond,
                 10.00%, 2/15/2006                   22,136
      20,000   (b)Treasury Corp. of Victoria,
                 Local Gov't. Guarantee, 8.75%,
                 7/9/2003                            34,558
                                                 ----------
               Total                                 56,694
                                                 ----------
               CANADA--3.3%
      15,000   (c)Canada, Government of, Bond,
                 6.75%, 8/28/2006                    14,911
      40,000   Canada, Government of, Deb.,
                 7.50%, 12/1/2003                    31,019
                                                 ----------
               Total                                 45,930
                                                 ----------
               DENMARK--2.5%
     200,000   Denmark, Bond, 8.00%,
                 3/15/2006                           33,936
                                                 ----------
               GERMANY--8.2%
      50,000   Deutsche Bundespost, Bond,
                 7.50%, 12/2/2002                    32,462
      21,000   Deutschland Republic, Deb.,
                 6.25%, 1/4/2024                     11,551
      95,000   Germany(Fed Republic), Bond,
                 5.875%, 5/15/2000                   58,242
      20,000   Germany(Fed Republic), Bond,
                 6.00%, 1/5/2006                     11,833
                                                 ----------
               Total                                114,088
                                                 ----------

   FOREIGN
  CURRENCY
 PAR AMOUNT                                        VALUE
OR PRINCIPAL                                      IN U.S.
   AMOUNT                                         DOLLARS
     ------------------------------------------------------
               GOVERNMENT AGENCIES (continued)
               SUPRANATIONAL--1.2%
      10,000   (b)European Investment Bank, Sr.
                 Unsub., 8.00%, 6/10/2003        $   16,792
                                                 ----------
               ITALY--9.3%
 210,000,000   Buoni Poliennali Del Tes, Deb.,
                 10.50%, 7/15/1998                  128,568
                                                 ----------
               JAPAN--8.7%
   3,000,000   Japan-186, Bond, 3.20%,
                 3/20/2006                           26,878
  10,000,000   World Bank, Unsub., 4.50%,
                 6/20/2000                           93,334
                                                 ----------
               Total                                120,212
                                                 ----------
               NEW ZEALAND--2.6%
      48,000   New Zealand, Government of,
                 Bond, 10.00%, 3/15/2002             36,575
                                                 ----------
               SWEDEN--4.2%
     400,000   Sweden (Kingdom of), 10.25%,
                 5/5/2000                            58,020
                                                 ----------
               UNITED KINGDOM--4.7%
      37,000   United Kingdom Treasury, Bond,
                 8.00%, 12/7/2015                    64,915
                                                 ----------
               UNITED STATES--32.2%
      95,000   Tennessee Valley Authority,
                 Bond, 6.375%, 9/18/2006             56,863
     100,000   United States Treasury Bill,
                 6/5/1997                            99,965
      50,000   United States Treasury Bond,
                 6.25%, 8/15/2023                    45,578
      35,000   United States Treasury Bond,
                 8.125%, 8/15/2019                   39,353
      20,000   United States Treasury Note,
                 5.625%, 11/30/2000                  19,513
      35,000   United States Treasury Note,
                 6.375%, 8/15/2002                   34,792
      40,000   United States Treasury Note,
                 6.875%, 3/31/2000                   40,550
     107,000   United States Treasury Note,
                 7.00%, 7/15/2006                   109,240
                                                 ----------
               Total                                445,854
                                                 ----------
               TOTAL GOVERNMENT AGENCIES
                 (identified cost $1,147,801)     1,121,584
                                                 ----------



FTI GLOBAL BOND FUND
--------------------------------------------------------------------------------

                                                 VALUE
                                                IN U.S.
 PRINCIPAL                                      DOLLARS
  AMOUNT
   ------------------------------------------------------
             (D) REPURCHASE AGREEMENT--10.6%
    147,000  J.P. Morgan & Co., Inc., 4.50%,
               dated 5/30/1997, due 6/2/1997
               (at amortized cost)             $  147,000
                                               ----------
             TOTAL INVESTMENTS (identified
               cost $1,353,768)(e)             $1,321,276
                                                =========


(a) Denominated in Italian Lira.

(b) Denominated in British Pounds.

(c) Denominated in U.S. Dollars.

(d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(e) The cost of investments for federal tax purposes amounts to $1,353,768. The net unrealized depreciation of investments on a federal tax basis amounts to $32,492 which is comprised of $5,035 appreciation and $37,527 depreciation at May 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($1,385,184) at May 31, 1997.

(See Notes which are an integral part of the Financial Statements)


STATEMENTS OF ASSETS AND LIABILITIES
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                            SMALL CAPITALIZATION     INTERNATIONAL   INTERNATIONAL      GLOBAL
                                                 EQUITY FUND         EQUITY FUND       BOND FUND       BOND FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in repurchase agreements            $   1,287,000        $ 3,629,000      $ 2,629,000     $   147,000
Investments in securities                          24,682,848         31,321,426        4,666,599       1,174,276
                                            ---------------------    ------------    -------------    -----------
  Total investments in securities, at
    value                                          25,969,848         34,950,426        7,295,599       1,321,276
Cash                                                       --                664              627             222
Cash denominated in foreign currencies
  (identified cost $0, $163,994, $10,232,
  and $6,405, respectively)                                --            165,731           10,156           6,360
Income receivable                                       4,861            123,271          152,247          27,607
Receivable for investments sold                        93,579                 --          897,716         131,661
Net receivable for foreign currency
  exchange contracts                                       --                 --           62,755             249
                                            ---------------------    ------------    -------------    -----------
  Total assets                                     26,068,288         35,240,092        8,419,100       1,487,375
                                            ---------------------    ------------    -------------    -----------
LIABILITIES:
Payable for investments purchased                     300,002            187,460               --              --
Payable for shares redeemed                                --                 --        1,178,152          86,457
Payable to Bank                                       211,372                 --               --              --
Net payable for foreign currency exchange
  contracts                                                --            166,522               --              --
Payable for taxes withheld                                 --             11,934            4,290             696
Accrued expenses                                       41,560             56,721           27,794          15,038
                                            ---------------------    ------------    -------------    -----------
  Total liabilities                                   552,934            422,637        1,210,236         102,191
                                            ---------------------    ------------    -------------    -----------
NET ASSETS CONSIST OF:
Paid in capital                                    24,355,223         31,618,003        7,372,272       1,416,579
Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currency                               2,537,320          3,272,475          (88,198)        (32,730)
Accumulated net realized gain (loss) on
  investments and foreign currency
  transactions                                     (1,281,374)          (182,804)        (126,567)        (21,711)
Undistributed net investment income                   (95,815)           109,781           51,357          23,046
                                            ---------------------    ------------    -------------    -----------
    Total Net Assets                            $  25,515,354        $34,817,455      $ 7,208,864     $ 1,385,184
                                            ---------------------    ------------    -------------    -----------
SHARES OUTSTANDING                                  2,087,759          2,873,169          758,889         143,248
                                            ---------------------    ------------    -------------    -----------
NET ASSET PER SHARE, OFFERING PRICE AND
  REDEMPTION PROCEEDS PER SHARE                         12.22              12.12            $9.50           $9.67
                                            ---------------------    ------------    -------------    -----------
Investments, at identified cost                 $  23,432,528        $31,513,431      $ 7,448,344     $ 1,353,768
Investments, at tax cost                        $  23,432,528        $31,513,431      $ 7,448,344     $ 1,353,768
                                            ---------------------    ------------    -------------    -----------


(See Notes which are an integral part of the Financial Statements)


STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                            SMALL CAPITALIZATION     INTERNATIONAL   INTERNATIONAL      GLOBAL
                                                 EQUITY FUND         EQUITY FUND       BOND FUND      BOND FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld
  of $0, $32,955, $0, and $0,
  respectively)                                  $    35,493         $   257,367       $      --      $      --
Interest (net of foreign taxes withheld
  of $0, $32,955, $5,407, and $815,
  respectively)                                       32,535              49,671         181,862         42,503
                                            ---------------------    ------------    -------------    ----------
  Total income                                        68,028             307,038         181,862         42,503
EXPENSES:
Investment advisory fee                              109,229             113,735          19,363          4,595
Administrative personnel and services fee             37,397              37,397          37,397         37,397
Custodian fees                                         7,269              20,932           7,222          7,250
Transfer and dividend disbursing agent
  fees and expenses                                    5,832              11,380          11,307          8,226
Directors'/Trustees' fees                              4,606               3,338           3,037          3,050
Auditing fees                                          9,020               8,580           8,580          8,728
Legal fees                                             3,233               2,744           3,097          3,144
Portfolio accounting fees                             23,129              20,180          22,682         24,343
Share registration costs                               6,096               5,866           2,887          3,768
Printing and postage                                   2,954               3,851           3,556          3,518
Insurance premiums                                     1,397               1,426           1,410          1,316
Miscellaneous                                          6,105               4,125           2,832          2,455
                                            ---------------------    ------------    -------------    ----------
  Total expenses                                     216,267             233,554         123,370        107,790
Waivers and Reimbursements--
Waiver of Custodian Fee                                   --                  --              --         (7,250)
Reimbursement of other operating expenses            (52,424)            (51,579)        (90,177)       (97,257)
                                            ---------------------    ------------    -------------    ----------
  Total Waivers and reimbursements                   (52,424)            (51,579)        (90,177)      (104,507)
                                            ---------------------    ------------    -------------    ----------
Net expenses                                         163,843             181,975          33,193          3,283
                                            ---------------------    ------------    -------------    ----------
Net investment income (loss)                         (95,815)            125,063         148,669         39,220
                                            ---------------------    ------------    -------------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments           (1,055,922)            (63,273)       (110,986)       (21,711)
Net change in unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  on foreign currency                              1,202,503           2,746,169        (225,878)       (52,653)
                                            ---------------------    ------------    -------------    ----------
Net realized and unrealized gain (loss)
  on investments and foreign currency                146,581           2,682,896        (336,864)       (74,364)
                                            ---------------------    ------------    -------------    ----------
Change in net assets resulting from
  operations                                     $    50,766         $ 2,807,959       $(188,195)     $ (35,144)
                                            =====================    =============   ============     ===========


(See Notes which are an integral part of the Financial Statements)


STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                              SMALL CAPITALIZATION
                                                  EQUITY FUND                     INTERNATIONAL EQUITY FUND
                                        --------------------------------       -------------------------------
                                          SIX MONTHS                            SIX MONTHS
                                            ENDED           YEAR ENDED             ENDED          YEAR ENDED
                                         MAY 31, 1997      NOVEMBER 30,        MAY 31, 1997      NOVEMBER 30,
                                         (UNAUDITED)          1996(A)           (UNAUDITED)         1996(A)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)             $    (95,815)      $   (67,424)       $    125,063       $     2,792
Net realized gain (loss) on
  investments and foreign currency
  transactions                             (1,055,922)         (255,452)            (63,273)           52,073
Net change in unrealized appreciation
  (depreciation) of investments and
  translation of assets and
  liabilities in foreign currency           1,202,503         1,334,817           2,746,169           526,306
                                        --------------     -------------       -------------     -------------
  Change in net assets resulting from
    operations                                 50,766         1,041,941           2,807,959           581,171
                                        --------------     -------------       -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment
  income                                           --                --            (183,739)           (8,166)
Distributions from net realized gain
  on investments                                   --                --                  --                --
                                        --------------     -------------       -------------     -------------
  Change in net assets from
    distributions to shareholders                  --                --            (183,739)           (8,166)
                                        --------------     -------------       -------------     -------------
SHARE TRANSACTIONS:
Proceeds from sale of shares               10,475,723        20,583,257          21,191,867        11,857,000
Net asset value of shares issued to
  shareholders in payment of
  distributions declared                           --                --              87,891               363
Cost of shares redeemed                    (4,328,700)       (2,307,633)         (1,151,974)         (364,917)
                                        --------------     -------------       -------------     -------------
  Change in net assets from share
    transactions                            6,147,023        18,275,624          20,127,784        11,492,446
                                        --------------     -------------       -------------     -------------
    Change in net assets                    6,197,789        19,317,565          22,752,004        12,065,451
NET ASSETS:
Beginning of period                        19,317,565                --          12,065,451                --
                                        --------------     -------------       -------------     -------------
End of period                            $ 25,515,354       $19,317,565        $ 34,817,455       $12,065,451
                                        ===============    ==============      ==============    ==============
Undistributed net investment income
  included in net assets at end of
  period                                           --                --        $    109,780       $   168,457
                                        ===============    ==============      ==============    ==============
Net gain (loss) as computed for
  federal tax purposes                   $ (1,055,922)      $  (197,668)       $    (63,273)      $  (119,531)
                                        ===============    ==============      ==============    ==============


(a) For the period from December 22, 1995 (start of performance) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------

    INTERNATIONAL BOND FUND                   GLOBAL BOND FUND
--------------------------------       -------------------------------
  SIX MONTHS                            SIX MONTHS
    ENDED           YEAR ENDED             ENDED          YEAR ENDED
 MAY 31, 1997      NOVEMBER 30,        MAY 31, 1997      NOVEMBER 30,
 (UNAUDITED)          1996(A)           (UNAUDITED)         1996(A)
  --------------------------------------------------------------------
  $  148,669        $   200,313         $    39,220       $    37,107
    (110,986)          (133,892)            (21,711)            3,629
    (225,878)           137,680             (52,653)           19,923
--------------     -------------       -------------     -------------
    (188,195)           204,101             (35,144)           60,659
--------------     -------------       -------------     -------------
    (110,012)           (69,302)            (45,540)           (7,731)
          --                 --              (3,639)               --
--------------     -------------       -------------     -------------
    (110,012)           (69,302)            (49,179)           (7,731)
--------------     -------------       -------------     -------------
   3,138,375          5,549,752             400,100         1,428,150
      20,823                 --              21,531               770
    (854,020)          (482,658)            (10,000)         (423,972)
--------------     -------------       -------------     -------------
   2,305,178          5,067,094             411,631         1,004,948
--------------     -------------       -------------     -------------
   2,006,971          5,201,893             327,308         1,057,876
   5,201,893                 --           1,057,876                --
--------------     -------------       -------------     -------------
  $7,208,864        $ 5,201,893         $ 1,385,184       $ 1,057,876
===============    ==============      ==============    ==============
  $   51,357        $    12,700         $    23,046       $    29,366
===============    ==============      ==============    ==============
  $ (110,986)       $   (13,444)        $   (21,711)      $     3,639
===============    ==============      ==============    ==============



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                       DISTRIBUTIONS
                         NET ASSET                   NET REALIZED                    DISTRIBUTIONS        FROM NET
                          VALUE,         NET        AND UNREALIZED    TOTAL FROM        FROM NET          REALIZED
 YEAR ENDED NOVEMBER     BEGINNING    INVESTMENT    GAIN/(LOSS) ON    INVESTMENT       INVESTMENT         GAIN ON
         30,             OF PERIOD      INCOME       INVESTMENTS      OPERATIONS         INCOME         INVESTMENTS
------------------------------------------------------------------------------------------------------------------
SMALL CAPITALIZATION EQUITY FUND
1996(a)                   $ 10.00        (0.04)           2.12            2.08               --                --
1997(b)                   $ 12.08        (0.05)           0.19            0.14               --                --
INTERNATIONAL EQUITY FUND
1996(a)                   $ 10.00         0.01(c)         0.99            1.00            (0.01)               --
1997(b)                   $ 10.99         0.04            1.25            1.29            (0.16)               --
INTERNATIONAL BOND FUND
1996(a)                   $ 10.00         0.47(c)        (0.10)           0.37            (0.17)               --
1997(b)                   $ 10.20         0.26           (0.74)          (0.48)           (0.22)               --
GLOBAL BOND FUND
1996(a)                   $ 10.00         0.37            0.13            0.50            (0.08)               --
1997(b)                   $ 10.42         0.32           (0.58)          (0.26)           (0.45)            (0.04)


(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Six months ended May 31, 1997 (unaudited).

(c) Per share information is based on average shares outstanding.

(d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(e) Computed on an annualized basis.
(f) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(g) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------

                                                        RATIOS TO AVERAGE NET ASSETS
                                                   --------------------------------------
                    NET ASSET                                      NET                         NET ASSETS,      PORTFOLIO
    TOTAL            VALUE,           TOTAL                     INVESTMENT      EXPENSE       END OF PERIOD     TURNOVER
DISTRIBUTIONS     END OF PERIOD     RETURN (D)     EXPENSES       INCOME       WAIVER (F)     (000 OMITTED)       RATE
   ------------------------------------------------------------------------------------------------------------------
       --            $ 12.08           20.80%        1.50%(e)      (0.68%)(e)      1.51%(e)      $19,318            94%
       --            $ 12.22            1.16%        1.50%(e)      (0.88%)(e)      0.48%(e)      $25,515            58%
    (0.01)           $ 10.99           10.04%        1.68%(e)       0.05%(e)       3.05%(e)      $12,065            29%
    (0.16)           $ 12.12           11.91%        1.60%(e)       1.10%(e)       0.45%(e)      $34,817            27%
    (0.17)           $ 10.20            3.75%        1.20%(e)       5.46%(e)       4.63%(e)      $ 5,201           190%
    (0.22)           $  9.50          (4.84)%        1.20%(e)       5.37%(e)       3.26%(e)      $ 7,209            75%
    (0.08)           $ 10.42            5.02%        0.95%(e)       5.83%(e)      26.94%(e)      $ 1,058           287%
    (0.49)           $  9.67          (2.60)%        0.50%(e)       5.97%(e)      15.92%(e)      $ 1,385            70%


                  AVERAGE
    TOTAL       COMMISSION
DISTRIBUTIONS  RATE PAID (G)
   ----------
       --         $0.0334
       --         $0.0667
    (0.01)        $0.0365
    (0.16)        $0.0386
    (0.17)             --
    (0.22)             --
    (0.08)             --
    (0.49)             --



FTI FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

FTI Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of four diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

              PORTFOLIO NAME                  INVESTMENT OBJECTIVE
-----------------------------------------------------------------------
FTI Small Capitalization Equity Fund      To provide growth of
("Small Capitalization Equity Fund")      principal.
FTI International Equity Fund             To provide growth of
("International Equity Fund")             principal.
FTI International Bond Fund               To provide total return.
("International Bond Fund")
FTI Global Bond Fund                      To provide total return.
("Global Bond Fund")


The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.


FTI FUNDS
--------------------------------------------------------------------------------

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.
     Withholding taxes on foreign interest and dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

     As of November 30, 1996, the Funds, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                                               TOTAL TAX
                 FUND                 EXPIRATION DATE      LOSS CARRYFORWARD
    ------------------------------    ----------------     ------------------
    Small Capitalization Equity
      Fund                                  2004                $197,668
    International Equity Fund               2004                $119,531
    International Bond Fund                 2004                $ 13,444


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


FTI FUNDS
--------------------------------------------------------------------------------

     FOREIGN EXCHANGE CONTRACTS--The Funds may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchase contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Funds' securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

     As of May 31, 1997, the Funds had outstanding foreign currency commitments as set forth below:

                           INTERNATIONAL EQUITY FUND

                                                                                         UNREALIZED
                                 CONTRACTS TO            IN EXCHANGE     CONTRACTS      APPRECIATION
     SETTLEMENT DATE           DELIVER/RECEIVE               FOR          AT VALUE     (DEPRECIATION)
    -----------------   ------------------------------   ------------    ----------    ---------------
                          CONTRACTS PURCHASED:
         6/2/97         93,964 Pound Sterling             $  153,161     $  153,711       $     550

                             CONTRACTS SOLD:
         6/9/97         284,325,191 Japanese Yen           2,279,343      2,444,984        (165,641)
         6/10/97        1,092,922 Swiss Francs               743,484        772,694         (29,210)
         8/20/97        6,840,520 French Franks            1,200,091      1,190,451           9,640
         8/21/97        2,040,658 Deutsche Marks           1,209,637      1,201,083           8,554
         8/21/97        2,373,828 Netherlands Guilder      1,251,359      1,241,774           9,585
                                                                                       ---------------
          Net Unrealized Depreciation on Foreign
                    Exchange Contracts                                                    ($166,522)
                                                                                       ==============



FTI FUNDS
--------------------------------------------------------------------------------

                            INTERNATIONAL BOND FUND

                                                                                         UNREALIZED
                                 CONTRACTS TO            IN EXCHANGE     CONTRACTS      APPRECIATION
     SETTLEMENT DATE           DELIVER/RECEIVE               FOR          AT VALUE     (DEPRECIATION)
    -----------------   ------------------------------   ------------    ----------    ---------------
                          CONTRACTS PURCHASED:
        6/17/1997       233,000 Australian Dollar         $  181,740     $  177,487       $  (4,253)
        6/17/1997       14,000 Australian Dollar              10,926         10,664            (262)
        6/20/1997       1,004,000 Canadian Dollar            736,919        727,678          (9,241)
        8/21/1997       1,765,000 Deutsche Mark            1,046,037      1,038,837          (7,200)
        8/14/1997       4,682,000 Spanish Peseta              32,691         32,419            (272)
        8/20/1997       1,848,000 French Franc               323,077        321,606          (1,471)
        8/8/1997        34,000 Pound Sterling                 54,740         55,534             794
        6/9/1997        110,399,000 Japanese Yen             884,253        949,349          65,096
        6/13/1997       103,000 Swedish Krona                 13,449         13,295            (154)

     CONTRACTS SOLD:
        6/17/1997       172,000 Australian Dollar         $  136,568     $  131,020       $   5,548
        6/17/1997       7,000 Australian Dollar                5,481          5,332             149
        7/14/1997       50,000 Danish Krone                    7,679          7,701             (22)
        8/20/1997       1,848,000 French Franc               324,210        321,606           2,604
        6/3/1997        1,824,451 French Franc               317,511        315,944           1,567
        6/20/1997       1,105,272,000 Italian Lira           659,557        651,819           7,738
        6/23/1997       695,000 New Zealand Dollar           480,940        478,869           2,071
        6/13/1997       50,000 Swedish Krona                   6,517          6,454              63
                                                                                       ---------------
          Net Unrealized Appreciation on Foreign
                    Exchange Contracts                                                    $  62,755
                                                                                       ==============



FTI FUNDS
--------------------------------------------------------------------------------

                                GLOBAL BOND FUND

                                                                                         UNREALIZED
                                 CONTRACTS TO            IN EXCHANGE     CONTRACTS      APPRECIATION
     SETTLEMENT DATE           DELIVER/RECEIVE               FOR          AT VALUE     (DEPRECIATION)
    -----------------   ------------------------------   ------------    ----------    ---------------
                   CONTRACTS PURCHASED:
        6/17/1997       61,000 Australian Dollar          $   47,580     $   46,466       $  (1,114)
        6/17/1997       41,000 Australian Dollar              31,919         31,232            (687)
        6/20/1997       144,000 Canadian Dollar              105,693        104,368          (1,325)
        8/21/1997       272,000 Deutsche Mark                161,202        160,093          (1,109)
        7/14/1997       71,000 Danish Krone                   10,905         10,936              31
        8/14/1997       5,275,000 Spanish Peseta              36,831         36,525            (306)
        8/20/1997       253,000 French Franc                  44,231         44,029            (202)
        6/13/1997       20,000 Swedish Krona                   2,612          2,582             (30)

     CONTRACTS SOLD:
        6/17/1997       66,000 Australian Dollar          $   52,404     $   50,275       $   2,129
        6/17/1997       3,000 Australian Dollar                2,348          2,285              63
        7/14/1997       133,315 Danish Krone                  20,481         20,534             (53)
        6/3/1997        254,231 French Franc                  44,244         44,016             218
        8/20/1997       253,000 French Franc                  44,386         44,029             357
        8/8/1997        16,000 Pound Sterling                 25,760         26,134            (374)
        6/20/1997       246,228,000 Italian Lira             146,934        145,210           1,724
        6/23/1997       52,000 New Zealand Dollar             35,984         35,829             155
        6/13/1997       74,000 Swedish Krona                   9,645          9,552              93
        6/13/1997       453,000 Swedish Krona                 59,150         58,471             679
                                                                                       ---------------
          Net Unrealized Appreciation on Foreign
                    Exchange Contracts                                                          249
                                                                                       ==============


     FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and


FTI FUNDS
--------------------------------------------------------------------------------

     settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                          SMALL CAPITALIZATION
                                              EQUITY FUND               INTERNATIONAL EQUITY FUND
                                      ----------------------------     ----------------------------
                                      SIX MONTHS                       SIX MONTHS
                                         ENDED       PERIOD ENDED         ENDED       PERIOD ENDED
                                        MAY 31,      NOVEMBER 30,        MAY 31,      NOVEMBER 30,
                                         1997          1996 (A)           1997          1996 (A)
-----------------------------------   -----------    -------------     -----------    -------------
Shares sold                              874,624       1,795,446        1,870,731       1,131,990
-----------------------------------
Shares issued to shareholders in
payment of distributions declared         --             --                 8,123              34
-----------------------------------
Shares redeemed                         (395,558)       (196,753)        (103,424)        (34,285)
-----------------------------------   ----------     ------------      -----------    ------------
  Net change resulting from share
  transactions                           479,066       1,598,693        1,775,430       1,097,739
-----------------------------------    ---------     ------------      -----------    ------------



FTI FUNDS
--------------------------------------------------------------------------------

                                        INTERNATIONAL BOND FUND              GLOBAL BOND FUND
                                      ----------------------------     ----------------------------
                                      SIX MONTHS                       SIX MONTHS
                                         ENDED       PERIOD ENDED         ENDED       PERIOD ENDED
                                        MAY 31,      NOVEMBER 30,        MAY 31,      NOVEMBER 30,
                                         1997          1996 (A)           1997          1996 (A)
-----------------------------------   -----------    -------------     -----------    -------------
Shares sold                              337,354         559,265           40,545         143,789
-----------------------------------
Shares issued to shareholders in
payment of distributions declared          2,099         --                 2,179              79
-----------------------------------
Shares redeemed                          (90,773)        (49,056)            (966)        (42,378)
-----------------------------------    ---------      ----------          -------      ----------
  Net change resulting from share
  transactions                           248,680         510,209           41,758         101,490
-----------------------------------    ---------      ----------          -------      ----------


(a) For the period from December 22, 1995, (start of performance) to November 30, 1996.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Fiduciary International, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of the Funds' average daily net assets as follows:

                                                                      INVESTMENT ADVISORY
                                 FUND                                    FEE PERCENTAGE
    ---------------------------------------------------------------   --------------------
    Small Capitalization Equity Fund                                          1.00%
    ---------------------------------------------------------------
    International Equity Fund                                                 1.00%
    ---------------------------------------------------------------
    International Bond Fund                                                   0.70%
    ---------------------------------------------------------------
    Global Bond Fund                                                          0.70%
    ---------------------------------------------------------------


The Adviser may voluntarily choose to waive any portion of its fee or reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this voluntary waiver or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

DISTRIBUTION SERVICES FEE--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of average daily net assets annually, to compensate Edgewood Services, Inc.

For the period ended May 31, 1997, the Funds did not incur a distribution services fee.


FTI FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Fiduciary International, Inc. ("FII"), the Funds will pay FII up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FII is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended May 31, 1997, the Funds did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Fiduciary Trust Company International is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the period ended May 31, 1997, pursuant to this agreement, the Funds paid FAS as follows:

                                                               INITIAL         ORGANIZATIONAL
                                                           ORGANIZATIONAL         EXPENSES
                            FUND                              EXPENSES           REIMBURSED
    ----------------------------------------------------   ---------------     ---------------
    Small Capitalization Equity Fund                           $34,076             $ 4,354
    ----------------------------------------------------
    International Equity Fund                                  $34,072             $ 4,354
    ----------------------------------------------------
    International Bond Fund                                    $34,077             $ 4,354
    ----------------------------------------------------
    Global Bond Fund                                           $38,216             $ 4,883
    ----------------------------------------------------


GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1997, were as follows:

                              FUND                               PURCHASES         SALES
    ---------------------------------------------------------   -----------     -----------
    Small Capitalization Equity Fund                            $17,622,205     $12,166,503
    ---------------------------------------------------------
    International Equity Fund                                   $22,497,093     $ 5,334,504
    ---------------------------------------------------------
    International Bond Fund                                     $ 3,473,022     $ 3,320,603
    ---------------------------------------------------------
    Global Bond Fund                                            $ 1,055,055     $   808,331
    ---------------------------------------------------------



FTI FUNDS
--------------------------------------------------------------------------------

(6) CONCENTRATION OF CREDIT RISK

CONCENTRATION OF CREDIT RISK--The International Equity Fund, International Bond Fund, and Global Bond Fund invest in securities of non-U.S. issuers. Although these Funds maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1997, the diversification of Industries for the International Equity Fund was as follows:

                                  % OF
          INDUSTRY             NET ASSETS
----------------------------   ----------
Aerospace and Defense              3.3
Automobile                         0.7
Banking                            9.2
Chemicals                          4.0
Diversified                        4.1
Electrical Equipment               0.4
Electronics                       11.5
Entertainment                      0.9
Financial Services                 7.0
Food & Beverage                    3.4
Healthcare                         2.8
Hotels                             0.7
Industrial Services                3.2

                                  % OF
          INDUSTRY             NET ASSETS
----------------------------   ----------
Insurance                          1.6
Manufacturing                      1.4
Machinery & Equipment              2.9
Office Equipment                   2.3
Oil                                3.3
Pharmaceuticals                    3.0
Printing & Publishing              1.8
Real Estate                        2.0
Restaurants                        1.4
Retail Trade                       4.5
Telecommunications                 8.0
Transportation                     2.8
Utilities                          2.7


                                       37

TRUSTEES                                        OFFICERS
---------------------------------------------------------------------------------------------
Peter A. Aron                                   Edward C. Gonzales
Nancy L. Close                                  Chairman, President and Treasurer
Edward C. Gonzales                              C. Christine Thomson
James C. Goodfellow                             Vice President and Assistant Treasurer
Burton J. Greenwald                             Jay S. Neuman
                                                Secretary
                                                Max F. Miller
                                                Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.
                                                                      38